Shareholders’ Equity	6 Months Ended
Jun. 30, 2023
Stockholders' Equity Note [Abstract]
SHAREHOLDERS’ EQUITY
NOTE 8:–	SHAREHOLDERS’ EQUITY

a.	In June 2023, a total of 39,000 options were exercised for the amount of $85.

b.	On May 2, 2022, the Company entered into a definitive agreement with several investors for the sale of 450,000 units, each consisting of one ordinary share and one half warrant to purchase an ordinary share, at a unit purchase price of $2.2. The warrants have an exercise price of $2.2 per ordinary share and are immediately exercisable into ordinary shares over a five-year term. The sale was made in a registered direct offering with a total gross amount of $990 or $911 net of incremental and direct issuance expenses.

c.	In April 2022, a total of 1,000 options were exercised for the amount of $2.